Exhibit 10.14

SHAREHOLDERS REPAYMENT PLAN

The shareholders Quan Ji and Qimei Li hereby make the following repayment plan in relation to their loans from Anhui Renrenjia Solar Energy Co., Ltd.

Shareholder’s name	Total amount of the loan (as of 30/09/2014)	Repayment by 31/05/2015 (40% of the total)	Repayment by 30/06/2015 (60% of the total)
Quan Ji	￥39,848,541.03	￥15,939,416.41	￥23,909,124.62

Qimei Li	￥39,571,286.17	￥15,828,514.47	￥23,742,771.7

This statement is hereby made.

Signatures:	Mr. Quan Ji

/s/ Quan Ji

Mrs. Qimei Li

/s/ Qimei Li

ANHUI RENRENJIA SOLAR ENERGY CO. LTD

(official seal)

/s/ ANHUI RENRENJIA SOLAR ENERGY CO. LTD (corporate chop)

01/12/2014